UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

Howard Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6011 UNIVERSITY BOULEVARD

SUITE 370

ELLICOTT CITY, MARYLAND 21043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

WEDNESDAY, MAY 27, 2015, AT 11:30 A.M.

At the

Corporate Offices of

Howard Bancorp, Inc.

6011 University Boulevard

Suite 370

Ellicott City, MD 21043

The Annual Meeting of Stockholders of Howard Bancorp, Inc. (the “Company”) will be held on Wednesday, May 27, 2015 at 11:30 a.m. (local time) at the corporate offices of Howard Bancorp, Inc. located at 6011 University Boulevard, Suite 370, Ellicott City, MD 21043, to consider and act upon the following matters:

1.	To elect four Class I directors to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2018, and until their successors are elected and qualify; and to elect one Class III director to serve for the remainder of a three-year term expiring at the Annual Meeting of Stockholders in 2017 and until her successor is elected and qualifies;

2.	To approve the issuance and sale of 2,173,913 shares of the Company’s common stock at a price of $11.50 per share in accordance with investment agreements between the Company and the investors named therein, dated as of March 2, 2015 (the “Private Placement”);

3.	To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2015; and

5.	To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

  Any action may be taken on the foregoing at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Only stockholders of record as of the close of business on April 2, 2015 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

  If you have questions pertaining to the foregoing, please contact the Company at (410) 750-0020.

By Order of the Board of Directors

Charles E. Schwabe, Corporate Secretary
April 14, 2015

HOWARD BANCORP, INC.

6011 UNIVERSITY BOULEVARD

SUITE 370

ELLICOTT CITY, MARYLAND 21043

___________________________________________

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

___________________________________________

INTRODUCTION

In connection with the solicitation of proxies by the Board of Directors of Howard Bancorp, Inc., a Maryland corporation (“Howard Bancorp” or the “Company”), for use at the Company’s Annual Meeting of Stockholders, to be held at 11:30 a.m. (local time) on Wednesday, May 27, 2015 (the “Meeting”), and at any adjournment or postponement of the Meeting, we are first making this proxy statement, the Notice of Annual Meeting of Stockholders and the form of proxy card available on or about April 14, 2015, to all stockholders of the Company entitled to vote at the Meeting. The Meeting will be held at the following location:

Corporate Offices of

Howard Bancorp, Inc.

6011 University Boulevard

Suite 370

Ellicott City, MD 21043

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, on the website referred to in the Notice or request to receive an e-mailed or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an e-mailed or printed copy may be found in the Notice. If you request printed copies, these materials will also include a proxy card for the Meeting that you can use to vote your shares.

We intend to mail the Notice on or about April 14, 2015 to all stockholders of record entitled to vote at the Meeting. We may send record holders a proxy card, along with a second Notice, on or after April 24, 2015.

The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company, who will not receive any special compensation for their services. The Company may also engage an outside firm to assist in the solicitation of the proxies. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to the beneficial owners of our common stock.

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VOTING RIGHTS AND PROXIES

Voting Rights; Quorum; Vote Required to Approve

Only stockholders of record at the close of business on April 2, 2015 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. On that date, the Company had 4,147,633 shares of common stock, par value $0.01 per share, outstanding, held by approximately 296 stockholders of record. The common stock is the only class of the Company’s stock of which shares are outstanding and entitled to vote at the Meeting. Each share of our common stock is entitled to one vote on all matters submitted to a vote of the stockholders. Stockholders do not have the right to cumulate votes in the election of directors.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will be necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (as long as there is one routine matter to be voted on at the meeting, as discussed further below) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

Assuming a quorum is present, the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Meeting is required to elect the director nominees. In other words, the nominees who receive the greatest number of votes cast, up to the number of nominees up for election, will be elected. Withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

The approval of the issuance and sale of 2,173,913 shares of the Company’s common stock in the private placement requires the affirmative vote of holders of a majority of the votes cast at the Meeting. Under the rules of the NASDAQ Stock Market LLC (“NASDAQ”), abstentions count as votes cast and will have the same effect as a vote against this proposal. Broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

The affirmative vote of at least a majority of all votes cast at the Meeting is required for the approval of the non-binding resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

The affirmative vote of at least a majority of all votes cast at the Meeting is required for the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm. Abstentions are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

If your shares are held in the name of a bank, broker or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted at the Meeting. In general, brokers who hold shares of record in street name have the authority to vote shares for which their customers do not provide voting instructions on certain limited routine, uncontested items. In the case of non-routine or contested items, the brokerage firm holding street name shares cannot vote the shares if it has not received voting instructions from the beneficial holder of such shares. A broker “non-vote” occurs when a proxy received from a broker but the shares represented by such proxy are not voted on a particular matter because the broker has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker does not have discretionary power to vote the shares.

If your shares of common stock are held of record by a bank or other nominee, whether such nominee can exercise discretionary authority to vote your shares on any matter at the Meeting in the absence of instructions from you will depend on your specific arrangement with your nominee record holder. In the absence of an arrangement with your record holder granting such discretionary authority, your record holder nominee will not have discretionary authority to vote your shares on any matter at the Meeting in the absence of specific voting instructions from you.

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Under the applicable rules of the various securities exchanges applicable to their member brokerage firms, the proposal to ratify the appointment of our independent registered public accounting firm is considered a “routine” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. If your broker holder of record signs and returns a proxy card on your behalf, but does not indicate how the common stock should be voted, the common stock represented on the proxy card will be voted FOR ratification of the appointment of Stegman & Company as our independent public accounting firm for 2015. The election of directors, the approval of the issuance and sale of the Company’s common stock in the private placement and the non-binding advisory vote to approve the compensation of our named executive officers are considered “non-routine” items for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the Meeting with respect to these proposals. IF YOU HOLD YOUR SHARES IN STREET NAME THROUGH A BROKER, YOU MUST PROVIDE VOTING INSTRUCTIONS TO YOUR BROKER RECORD HOLDER IN ORDER FOR YOUR SHARES TO BE VOTED WITH REGARD TO THE ELECTION OF DIRECTORS, THE ISSUANCE AND SALE OF THE COMPANY’S COMMON STOCK AND THE NON-BINDING ADVISORY VOTE ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION. FURTHER, IF YOUR SHARES ARE HELD IN STREET NAME BY A BANK OR OTHER NOMINEE TO WHOM YOU HAVE NOT GRANTED DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE VOTED ON ANY PROPOSAL AT THE MEETING UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO YOUR RECORD HOLDER.

Proxies

Properly executed proxies received by the Company in time to be voted at the Meeting will be voted as specified by stockholders on the proxy form. In the absence of specific instructions, proxies received will be voted as follows, except that shares held by brokers for which voting instructions were not received by the beneficial owners will only be voted with respect to ratification of the independent registered public accountants:

•	FOR the election of the nominees for election as directors.
•	FOR the issuance and sale of 2,173,913 shares of the Company’s common stock in the private placement.
•	FOR approval of the non-binding advisory vote on the compensation of the Company’s named executive officers.
•	FOR ratification of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2015.

Management does not know of any matters that will be brought before the Meeting, other than as described in this Proxy Statement. If other matters are properly brought before the Meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

WE ANTICIPATE THAT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS WILL VOTE THEIR SHARES OF THE COMPANY’S COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED HEREIN, FOR THE APPROVAL OF THE ISSUANCE AND SALE OF THE COMPANY’S COMMON STOCK, FOR THE APPROVAL OF THE NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AND FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY.

The inspectors of election appointed for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting.

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As set forth in the Notice, you may authorize a proxy to vote your shares on your behalf and indicate how such shares should be voted by telephone, by Internet, or by mail by requesting a paper copy of the materials. PLEASE CAST YOUR VOTE PROMPTLY in order to assure that your shares are voted.

You may revoke your proxy at any time before it is voted at the Meeting:

o	by granting a later proxy with respect to the same shares;
o	by sending written notice to Charles E. Schwabe, Corporate Secretary of the Company, at the Company’s address noted above, at any time prior to the proxy being voted; or

o	by voting in person at the Meeting.

Attendance at the Meeting will not, in itself, revoke a proxy. If your shares are held in street name by your bank, broker or other nominee, you will need additional documentation to vote in person at the Meeting. Please see the voting form provided by your bank, broker or other nominee, as record holder of the shares, for additional information regarding the voting of your shares.

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SECURITIES OWNERSHIP

OF

DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 2, 2015, information with respect to the beneficial ownership of Howard Bancorp’s common stock by each director, by its executive officers and by all of its directors and executive officers as a group, as well as information regarding each other person that we believe owns in excess of 5% of the outstanding common stock. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person.

	Position	Number of Shares Beneficially Owned (1)	Stock Options and Warrants Exercisable Within 60 Days	Total	Percent of Common Shares
Board of Directors:
Richard G. Arnold	Director	106,856	8,035	114,891	2.77%
Nasser Basir (2)	Director	36,446	304	36,750	*
Andrew E. Clark (3)	Director	43,551	6,877	50,428	1.22%
Robert J. Hartson (4)	Director	198,085	5,026	203,111	4.90%
Donna Hill Staton	Director	7,786	—	7,786	*
John J. Keenan	Director	1,509	—	1,509	*
Paul I. Latta, Jr.	Director	85,699	13,187	98,886	2.38%
Barbara K. Lawson (5)	Director	10,093	3,454	13,547	*
Kenneth C. Lundeen (6)	Director	154,256	5,939	160,195	3.86%
Karen D. McGraw	Director	—	—	—	*
Richard J. Morgan	Director	2,068	—	2,068	*
Richard H. Pettingill	Director	18,113	5,440	23,553	*
Mary Ann Scully (7)	Director, Chairman of Board, Chief Executive Officer and President	106,566	39,173	145,739	3.51%
Robert W. Smith, Jr.	Director	27,713	—	27,713	*

Executive Officers:
Robert A. Altieri (8)	Executive Vice President	5,000	—	5,000	*
Paul G. Brown (9)	Executive Vice President	31,873	30,752	62,625	1.51%
George C. Coffman (10)	Executive Vice President	43,036	30,752	73,788	1.78%
	Chief Financial Officer and Treasurer
Dennis E. Finnegan	Executive Vice President	—	—	—	*
Charles E. Schwabe (11)	Executive Vice President and Secretary	35,206	30,752	65,958	1.59%

All directors & executive officers as a group (18 persons)		913,856	179,691	1,093,547	26.37%

* Less than 1%

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(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

(2)	Includes 6,850 shares held in an Individual Retirement Account in the name of Mr. Basir. Also includes 8,000 shares held in UTMA accounts for Mr. Basir’s children, of which he disclaims beneficial ownership

(3)	Does not include 1,500 shares held in UTMA accounts for Mr. Clark’s children, of which he disclaims beneficial ownership.

(4)	Includes 27,5000 shares owned by Hartson Family Trust, for which Mr. Hartson serves as co-trustee and over which he has shared voting and investment power; 20,600 shares held by ATEC Profit Sharing Plan, for which Mr. Hartson is the trustee. Does not include 16,200 shares held in the name of Mr. Hartson’s spouse, for which Mr. Hartson disclaims beneficial ownership.

(5)	Includes 8,550 shares held in an Individual Retirement Account in the name of Ms. Lawson.

(6)	Includes 25,600 shares held in an Individual Retirement Account in the name of Mr. Lundeen, of which he is the beneficial owner. Also includes 6,668 shares held by Mr. Lundeen’s spouse and 14,674 shares held in trust by Mr. Lundeen’s spouse as trustee for benefit of members of her family, for which Mr. Lundeen disclaims beneficial ownership.

(7)	Includes 25,547 shares held in an Individual Retirement Account in the name of Ms. Scully. Also includes 6,666 shares of restricted stock over which Ms. Scully has voting control. Does not include 10,000 restricted stock units awarded to Ms. Scully over which Ms. Scully will not have voting control until vesting occurs, which will not be within 60 days of April 2, 2015.

(8)	Includes 3,333 shares of restricted stock over which Mr. Altieri has voting control. Does not include 8,000 restricted stock units awarded to Mr. Altieri over which Mr. Altieri will not have voting control until vesting occurs, which will not be within 60 days of April 2, 2015.

(9)	Includes 23,540 shares owned by Mr. Brown which are pledged as security. Includes 6,666 shares of restricted stock over which Mr. Brown has voting control. Does not include 8,000 restricted stock units awarded to Mr. Brown over which Mr. Brown will not have voting control until vesting occurs, which will not be within 60 days of April 2, 2015.

(10)	Includes 8,200 shares held in an Individual Retirement Account in the name of Mr. Coffman. Also includes 6,666 shares of restricted stock over which Mr. Coffman has voting control. Does not include 8,000 restricted stock units awarded to Mr. Coffman over which Mr. Coffman will not have voting control until vesting occurs, which will not be within 60 days of April 2, 2015.

(11)	Includes 6,666 shares of restricted stock over which Mr. Schwabe has voting control. Does not include 8,000 restricted stock units awarded to Mr. Schwabe over which Mr. Schwabe will not have voting control until vesting occurs, which will not be within 60 days of April 2, 2015.

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ITEM 1. ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors may be increased or decreased by the Board of Directors. The number of directors is currently fixed at 14 with no vacancies. Effective upon the expiration of the terms of the current Class I directors at the Meeting, the Board of Directors has determined that the number of directors will be reduced to twelve, including four Class I directors. The directors of the Company are divided into three classes - Class I, Class II and Class III - each class consisting of an equal number of directors, or as nearly equal as possible. One class of directors is elected at each annual meeting to hold office for a term of three years and until their successors have been duly elected and qualify. During his or her term, a director may only be removed by the affirmative vote of at least 80% of the votes entitled to be cast on the matter and only for cause. The Board believes that the staggered terms of the Board of Directors help to assure the continuity and stability of the Company’s business strategies and policies. Each director of the Company also serves as a director of Howard Bank.

The Board of Directors has determined that all of our directors, with the exception of Ms. Scully, are independent directors as determined under the definition of independence set forth in the rules and listing standards of NASDAQ. In making this determination, the Board of Directors considered the transactions and relationships disclosed under “Certain Relationships and Related Transactions” below.

The Board of Directors has nominated the following persons for election as director, all of whom currently serve as directors:

Class	Nominees	To Serve Until Annual Meeting in

I	Messrs. Clark, Keenan, Lundeen, and Morgan	2018

III	Ms. McGraw	2017

Each director elected at the Meeting will be elected to serve for the period from his or her election until the identified annual meeting of stockholders and until his or her successor is elected and qualifies.

Each of the nominees for election as a director currently serves as a member of the Board of Directors. Unless authority is withheld and except with respect to shares held in street name by brokers for which voting instructions were not received from the beneficial owners, all proxies received in response to this solicitation will be voted for the election of the nominees listed above. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve prior to the Meeting, a substitute or substitutes will be nominated by the Board of Directors, and those proxies voted for the original nominee or nominees will be voted for such substitute(s).

Nominees receiving a plurality of the votes cast at the Meeting in the election of directors will be elected as director, in the order of the number of votes received. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 913,856 shares of our common stock, or approximately 22% of the shares of common stock outstanding on the Record Date, and have indicated their intention to vote “FOR” the election of all of the nominees for election as director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.

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Set forth below is certain information as of April 2, 2015 concerning the nominees for election as director of the Company and each current director whose term will continue after the Meeting. Except as otherwise indicated, the occupation listed has been such person’s principal occupation for at least the last five years.

Class I Director Nominees to serve until the 2018 Annual Meeting of Stockholders

Andrew E. Clark

Mr. Clark, 52, has served as a director of Howard Bancorp since its formation in 2005 and as a director of Howard Bank since 2005. Mr. Clark is the Chairman and CEO of CapellaTax Network, LLC, an early stage company providing pre-paid tax compliance and advice, primarily as a pre-tax voluntary employee benefit, through a local network of Certified Public Accountants. Mr. Clark has served as the Chairman since the formation of the company in January 2011 and assumed the position of CEO in May 2014. From February 2009 through December 2012, Mr. Clark served as a Managing Principal and Chief Operating Officer of Evergreen Advisors, LLC, which assists closely-held and emerging growth companies in the areas of corporate finance, exit strategies, valuations, and advisory services. Mr. Clark is also Chairman of Wheatfield Ventures, LLC, a private investment firm, and has served in that capacity since 2000. Prior to founding Wheatfield Ventures, LLC, Mr. Clark was a senior executive with Verio, Inc., an international provider of internet and Web hosting services, from 1997 to 2000. In addition, Mr. Clark is a member of the Advisory Board of Spring Capital Partners, L.P., a provider of subordinated mezzanine financing in the Mid-Atlantic region. Mr. Clark serves on the Board of NDX Archives, LLC a full service provider of professional records management and storage services, and ThunderBay 1636 a branded apparel company focused on the growing sport of lacrosse. He also served on the Board of Trustees of the Glenelg Country School, and is a past President of Cattail Creek Country Club. Mr. Clark is currently the Chair of the Compensation Committee and a member of the Audit Committee and Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Clark’s qualifications for serving on the board include his educational background, extensive experience with financial accounting matters, including several years with the accounting firm of KPMG and serving in financial and operating positions with a public company, his financial expertise including serving as Chief Financial Officer of a privately held company, and his accounting certification.

John J. Keenan

Mr. Keenan, 61, has served as a director of Howard Bancorp and Howard Bank since 2014. Mr. Keenan is a retired KPMG LLP (“KPMG”) partner. Mr. Keenan joined KPMG in 1975 and worked there until his retirement in 2011, including serving as Managing Partner of KPMG’s Baltimore (1994-2005) and Washington, DC (2005-2009) offices and as Partner-in-Charge of the audit practice for the Washington/Baltimore Business Unit (2005-2011). Mr. Keenan is a certified public accountant and has extensive experience serving community banks, as well as companies in other industries. Given his experience as a partner at KPMG, Mr. Keenan also has knowledge in mergers and acquisitions, SEC rules and regulations, public offerings and the Sarbanes-Oxley Act of 2002 Section 404 matters. Mr. Keenan is currently a member of the Audit Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Keenan’s qualifications for serving on the boards of directors include extensive experience with financial accounting matters, as well as his knowledge in the banking industry and securities regulation.

Kenneth C. Lundeen

Mr. Lundeen, 70, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Lundeen is President, Chief Executive Officer, and a co-owner of Environmental Reclamation Company, a diversified environmental services company, and has held this position for more than five years. Mr. Lundeen served as the President and Chief Executive Officer of C.J. Langenfelder & Son, Inc., a diversified construction contracting firm (1995-2004), and as Chairman of its successor Conrad Capital Corporation, an asset holding company (2004-2012). Mr. Lundeen served on the board of directors of the Baltimore branch of the Federal Reserve Bank of Richmond (2001-2006). He is an attorney and actively practiced in Maryland, specializing in corporate and business law and representing small to medium-sized private and publicly held companies, from 1972 until 1988. Mr. Lundeen is an organizing director of Howard Bank and is currently a member of the Governance and Nominating Committee and the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

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The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Lundeen’s qualifications for serving on the boards of directors include his legal and management experience and his knowledge of the banking industry gained though his service at the Federal Reserve Bank and as a director of Howard Bank and Howard Bancorp since their formation.

Richard J. Morgan

Mr. Morgan, 67, has served as a director of Howard Bancorp and Howard Bank since October 2014. He has over 45 years of banking and management experience. After college and completing military service, he served in commercial lending leadership positions with two regional banks in New York and Maryland. He became President/CEO of two successful commercial banks and was a founding director of each. The second bank that Mr. Morgan founded was CommerceFirst Bank, where Mr. Morgan served as a director and as the chief executive officer and president from the commencement of operations in 2000 until the bank was sold to Sandy Spring Bancorp in June of 2012. Immediately after the sale, Mr. Morgan remained with Sandy Spring Bancorp and served as a Regional President until his departure in June of 2014. Since July of 2014, he has served as a senior management consultant and as a member of the board of directors of the Phillips Corporation of Hanover, Maryland. He also held a cabinet level position as Director of Economic Development in the administrations of two Anne Arundel County Executives, where he managed economic and community development programs throughout Anne Arundel County Maryland. Mr. Morgan has received numerous Federal, State and Local government appointments over the span of his career. Commercial banks in the Federal Reserve Bank of Richmond elected Mr. Morgan in 2010 to a 3-year term on the Board of Directors. Additionally, the Governor appointed him to the Maryland Department of Housing’s Neighborhood Business Development Loan Program and the County Executive appointed him as Chairman of Anne Arundel County’s General Development Plan. Mr. Morgan most recently served for three years as Chairman of Atlantic Central Bankers Bank. He has received a number of community and government awards including the U.S. Small Business Administration’s “Financial Services Leader of the Year” (twice) for the State of Maryland and Anne Arundel County’s “Business Leader of the Year Award” (twice). Mr. Morgan has been very active in leadership positions with community organizations including Anne Arundel Medical Center, Annapolis and Anne Arundel Chamber of Commerce, United Way of Central Maryland, Leadership Anne Arundel, Anne Arundel Community College, and Maryland Economic Development Association. In October 2014, Mr. Morgan was elected to the Anne Arundel County Business Hall of Fame in recognition of his business and community involvement contributions. Mr. Morgan is currently a member of the Audit Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Morgan’s qualifications for serving on the boards of directors include his 45 years financial and management experience that includes being a founding Director and President/CEO of two successful de novo commercial banks as well as his service as a Board member of the Federal Reserve Bank of Richmond.

Class III Director Nominee to serve until the 2017 Annual Meeting of Stockholders

Karen D. McGraw

Ms. McGraw, 64, was elected a director of Howard Bancorp and Howard Bank in March 2015. Ms. McGraw retired from McCormick and Company, Inc. , where she was employed from 1977 until 2007 and served as member of their board of directors from 1992 to 2007. While employed at McCormick, Ms. McGraw was promoted to Senior Vice President, Human Relations. In this role she worked closely with the CEO and the Board on executive succession planning and senior level recruitment, executive compensation, acquisitions, divestitures, and integration of acquired companies. As a corporate function head, she provided strategic leadership to McCormick’s HR function and the world-wide HR staff. During her 15 years as a member of the McCormick Board of Directors, she also served as Secretary to the Compensation Committee of the Board. Ms. McGraw also served 12 years on the Board of GBMC Healthcare, Inc., and she served as both Vice Chair of the Board and Compensation Committee Chair.  She currently serves on the Board of Chimes International, Ltd., where she is Vice Chair of the Board and Chair of the Compensation Committee.  She is a past President of Network 2000, Inc., an organization dedicated to the advancement of women into executive and Board positions.  In addition to serving as President, she has also served on the Board of Directors, on the Executive Committee, and as Chair of the Women on Corporate Boards, Nominating, and Strategic Planning Committees.  Ms. McGraw has been honored by The Daily Record as one of Maryland’s Top 100 Women, named as a Distinguished Alumna by Mercy High School in Baltimore MD, received a Business Leader Award from the Maryland YWCA, and selected as a Distinguished Woman by the Girl Scouts of Central Maryland.

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The boards of directors of each of Howard Bancorp and Howard Bank believe that Ms. McGraw’s qualifications for serving on the boards of directors include her prior service on a large corporate board, and her deep understanding of succession planning and executive level compensation plans and practices in a large and growing organization.

CONTINUING DIRECTORS

Class II Directors to serve until the 2016 Annual Meeting of Stockholders

Robert J. Hartson

Mr. Hartson, 58, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Hartson is the President of ATEC Industries, Ltd., a multi-disciplined construction company working in both the public and private sectors. Mr. Hartson has held this position since 1987. Mr. Hartson also has been the President of ATEC Shielding Systems since 2003. ATEC Shielding Systems is a specialty subcontractor that designs, manufactures and installs systems that protect mission critical assets from the effects of High Electromagnetic Pulse, Electromagnetic Pulse and other destructive electromagnetic phenomenon, and whose primary customers include the U.S. military and various federal agencies. Mr. Hartson is managing member of two entities that operate diagnostic medical imaging centers in Maryland, including Howard Radiology, and Howard Open MRI (1998-present). Mr. Hartson also manages 180,000 sq. ft. of commercial real estate in the Bank’s market area. Mr. Hartson is an organizing director of Howard Bank and is currently the Vice Chair of the Audit Committee and a member of the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Hartson’s qualifications for serving on the boards of directors include his deep understanding of Howard Bancorp and Howard Bank as a result of being a member of the boards of directors since their inception and his knowledge of the real estate industry and business environment in our market areas.

Paul I. Latta, Jr.

Mr. Latta, 71, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Latta serves as Managing Member of ERIS Technologies LLC, a company developing 3-D software solutions for managing emergency situations. Prior to that Mr. Latta served as a Senior Vice President of The Rouse Company, a real estate development firm, from 1968 to 1999, and as President of E-IDC Inc., a software developer, from June 2007 through August 2009. Mr. Latta is an organizing director of Howard Bank, serves as the Lead Independent Director of Howard Bancorp and Howard Bank, and is currently a member of the Audit, Executive, the Governance and Nominating, and the Compensation Committees of the boards of directors of both Howard Bancorp and Howard Bank. Mr. Latta also serves as the managing director of ERIS Technologies, LLC.

The boards of directors of both Howard Bancorp and Howard Bank believe that Mr. Latta’s qualifications for serving on their boards include his extensive knowledge of the real estate industry and his understanding of Howard Bancorp and Howard Bank as a result of being a member of the boards of directors since their inception.

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Robert W. Smith, Jr.

Mr. Smith, 63, has served as a director of Howard Bancorp and Howard Bank since 2012.  Mr. Smith is a practicing attorney and has been a partner at the law firm of DLA Piper LLP (US) since 1983.  He is currently the Co-chair of the Corporate practice for DLA Piper and is a member of the Executive Committee of Global DLA Piper LLP (US), positions he has held for at ten years or more. Mr. Smith’s practice focuses on the general representation of private and public companies, and includes significant experience relating to mergers and acquisitions and the public offering of securities.  Mr. Smith also has served on the boards of several not-for-profit entities, and is presently a member and President of the Board of Trustees of CENTERSTAGE in Baltimore, Maryland.  Mr. Smith is currently a member of the Compensation Committee of the Boards of Directors of both Howard Bancorp and Howard Bank.

The Boards of Directors of each of Howard Bancorp and Howard Bank believe that Mr. Smith’s qualifications for serving on the boards of directors include his legal background and significant experience in working with public companies and advising boards of directors on legal, governance and transactional matters, his management experience based on his responsibilities as national practice chair at DLA Piper, his significant experience with strategic transactions and his knowledge of governance principles and board matters based on his service and leadership positions with not-for-profit boards.

Donna Hill Staton

Ms. Staton, 57, has served as a director of Howard Bancorp and Howard Bank since 2009. Ms. Staton is an attorney and member of the Maryland Bar since 1982. Her professional experience includes 13 years with the law firm of Piper & Marbury (now DLA Piper) where she was elected partner in 1993. Her commercial litigation practice included the representation of financial institutions and other businesses in state and federal courts and commercial arbitrations. Following a period of service as a Maryland circuit court judge, Ms. Staton was appointed Deputy Attorney General of the State of Maryland in 1997, a position she held until 2006. As chief deputy, she assisted the Attorney General with supervision of an office of nearly 600 employees, a multi-million dollar budget and responsibility for: the delivery of legal advice, counsel and representation of all branches of Maryland government; enforcement of the state’s Securities, Antitrust and Consumer Protection laws; criminal investigations; and representation of the State in all criminal appellate appeals. Since leaving her Deputy Attorney General position, Ms. Staton has served in numerous volunteer capacities including the Maryland State Board of Education (since 2009), a trustee of the Howard County Bar Foundation, the Client Protection Fund of the Bar of Maryland and the Baltimore Education Scholarship Trust. She also served as an adjunct professor at the University of Maryland Law School during 2008. Ms. Staton is currently the Chair of the Governance and Nominating Committee and a member of the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Ms. Staton’s qualifications to serve as a director of Howard Bancorp and Howard Bank include her legal background working with and representing businesses, regulators and legislative bodies, her management experience, and her knowledge of governance principals gained from service on government and not-for-profit boards and commissions.

Class III Directors to serve until the 2017 Annual Meeting of Stockholders

Richard G. Arnold

Mr. Arnold, 53, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Arnold is the Vice President and co-owner of The John E. Ruth Company, Inc., a plumbing and heating firm. He has served in that capacity since 1983. He also maintains ownership in various real estate holdings. Mr. Arnold serves on the Board of Trustees at Mount de Sales High School and serves on several related committees. Mr. Arnold is an organizing director of Howard Bank and is currently a member of the Compensation Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The board of directors of each of Howard Bancorp and Howard Bank believe that Mr. Arnold’s qualifications for serving on the board include his many years of active involvement with the boards of directors, his experience owning and operating a small business in our market area, his experience in real estate and real estate development, and being a life-long member of the community which provides long standing affiliations with local businesses.

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Nasser Basir

Mr. Basir, 60, has served as a director of Howard Bancorp and Howard Bank since 2009. Mr. Basir is the CEO, President, and founder of PSI Pax, Inc., an Information Technology (IT) services business, which he created in 2006 as a spin off from Planned Systems International, Inc., also an IT services firm which he had co-founded in 1988. Mr. Basir has over 30 years of management and technical experience as an IT consultant to both government and commercial organizations. He is presently on the Board of Trustees of the Glenelg Country School and serves and has served on several not-for-profit boards. Mr. Basir is currently the Chair of the Audit Committee and a member of Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The board of directors of each of Howard Bancorp and Howard Bank believes that Mr. Basir’s experience managing, operating, and growing his own business, extensive knowledge of the government contracting industry and affiliations with the local community qualify him to serve on the board of directors.

Mary Ann Scully

Ms. Scully, 63, has served as a director and as the Board Chairperson, President, and Chief Executive Officer of Howard Bancorp since December 2005 and has served as a director and as the Board Chairperson, President, and Chief Executive Officer of Howard Bank since the founding of the Bank in 2004. Ms. Scully is also an organizing director of Howard Bank and the Chair of the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank. Ms. Scully was employed by Allfirst Bank (formerly known as The First National Bank of Maryland and now known as M&T Bank) from 1973 through April 2003. She served as Executive Vice President for Regional Banking from June 2001 through April 2003, Executive Vice President for Community Banking from January 2000 through June 2001, Senior Vice President for Strategic Planning from 1998 to 2000, Senior Vice President for Mergers and Acquisitions from 1996 to 1998, and Senior Vice President of International Banking from 1984 to 1996.

Ms. Scully has been a Howard County resident since 1995. She is a past chair of the Maryland Bankers Association and the Community Foundation of Howard County. She was appointed to the Baltimore branch of the Federal Reserve Bank in 2014. Ms. Scully was also appointed to the Maryland Legislature’s Augustine Commission on economic development in 2014, the Bankers Advisory Board of the Conference of State Banking Supervisors, and the FDIC Council on Community Banking. She presently serves as the Vice president of the board and on the Executive Committee of Catholic Charities, and is the co-chair of the corporate campaign and a board member of Kennedy Krieger Institute. Ms. Scully was formerly a trustee and served on the Finance Committee and the Capital Campaign Council of the Howard Community College Foundation Board, as a trustee of the United Way of Central Maryland, as a board member of Howard County General Hospital and the Maryland Chamber of Commerce, as a trustee of the Horizon Foundation and as an advisory board member of Loyola University’s Sellinger School of Business.

The board of directors of each of Howard Bancorp and Howard Bank believe that Ms. Scully’s qualifications for serving as Chairman of the Board include her extensive knowledge of the Bank’s history, business and operations, as well as of the banking industry in general and the risks facing the industry. Ms. Scully has gained valuable insight into the Bank and the industry as a result of her long tenure with the Bank both as a director and in her executive officer positions as well as her previous extensive experience at other banks and her being active in several banking associations, including as a past Chair of the Maryland Bankers Association. The boards also believe that her personal and business affiliations in our market areas also qualify her to sit on the boards of directors, and that it is beneficial to have an executive officer, who is familiar with the day-to-day operations of Howard Bancorp and the Bank, serving on the board of directors, which provides the boards with a management perspective that helps them successfully oversee Howard Bancorp and Howard Bank.

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COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE

The Board of Directors of the Company met nine times during 2014. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during 2014. There currently are four standing committees of our Board of Directors:

Audit Committee
Executive Committee
Governance and Nominating Committee
Compensation Committee

Corporate Governance

The Board of Directors is committed to fulfill its responsibilities to stockholders and other Company stakeholders consistent with sound corporate governance policies adopted by the Board on behalf of the Company that incorporate the best contemporary standards and practices. Among other polices, we have adopted a code of conduct that applies to our employees, including our Chief Executive Officer and our Chief Financial Officer, and a separate code of conduct that applies to our non-employee directors. These policies provide our directors, senior management and all our employees with a framework that defines responsibilities, sets high standards of professional and personal conduct, and promotes compliance with the various financial, ethical, legal and other obligations and responsibilities applicable to the Company.

The Company’s codes of conduct and other corporate governance policies can be viewed at Howard Bank’s website www.howardbank.com under Investor Relations – Corporate Governance – Governance Documents.

Board Leadership Structure; Lead Independent Director

Currently, our President and Chief Executive Officer also serves as the Chairman of the Board. The Company believes this leadership structure is most appropriate for us because we believe having the CEO serve as Chairman fosters an alignment of various company leadership duties and having the person most familiar with all aspects of the Company’s day to day operations lead the Board enhances accountability and effectiveness.

In addition to the Chairman of the Board, which is the only Board position filled by a member of management, the Board of Directors has established the position of Lead Independent Director. Mr. Latta currently serves as the Lead Independent Director.

The Lead Independent Director provides leadership to and reports to the Board focused on enhancing effective corporate governance, provides a source of Board leadership complementary to, collaborative with and independent of the leadership of the Board Chair/CEO, and promotes best practices and high standards of corporate governance.

The Lead Independent Director serves as a member of the Executive Committee, the Governance and Nominating Committee and any other committee of the Board to which he is appointed.

Board’s Role in Risk Oversight

The Board of Directors has an active role in overseeing and monitoring our risk management processes. The board appointed a Chief Risk Officer last year responsible for the strategic management of all enterprise risk- credit, compliance, operational, cyber and physical security. The Board of Directors regularly reviews information regarding the Company’s asset quality, securities portfolio, capital, liquidity, compensation, financial reporting, strategic plan, products, security and operations. The Board of Directors oversees the risk management process through correlated committee processes and through Board management of, and/or participation in, these committees. The Compensation Committee is responsible for overseeing the management of risks related to our executive and non-executive compensation plans. The Audit Committee has responsibility for oversight of financial reporting, information technology, security and regulatory risks. The Governance and Nominating Committee manages risk associated with the Board of Directors, including independence and competence of the directors. The Executive Committee is responsible for oversight of the management of risks associated with our policies and procedures related to financial management, interest rate sensitivity, liquidity, investment, and capital, and is also responsible for management of risk associated with loans and reviews loans as set forth in the Bank’s loan policies.

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We also have an outsourced internal audit provider that reports to the Audit Committee. On an annual basis, or more frequently if required, the Audit Committee approves a schedule of internal reviews and audits for this firm to complete. This firm reports the findings from these reviews and audits to the Audit Committee on at least a quarterly basis. The Chair of the Audit Committee makes a full report of each finding to the full Board of Directors.

The Board of Directors does not believe that the administration of its risk oversight function has had any effect on its leadership structure as described above.

Committees of the Board of Directors

Audit Committee

The Board of Directors of the Company has established a standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for the selection, review and oversight of the Company’s independent registered public accounting firm; the approval of all audit, review and attest services provided by the independent public accounting firm; the integrity of the Company’s reporting practices; and evaluation of the Company’s internal controls and accounting procedures. It also periodically reviews audit reports with the Company’s independent public accounting firm. The Audit Committee is responsible for the selection, review and oversight of the Company’s outsourced internal audit company. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which can be viewed at Howard Bank’s website www.howardbank.com under Investor Relations – Corporate Governance – Governance Documents. The Audit Committee is currently comprised of Mr. Basir, the Chair, and Messrs. Clark, Hartson, Keenan, Latta, and Morgan. Each member of the Audit Committee is independent, as determined under the definition of independence set forth in the rules and listing standards of NASDAQ. During 2014 the Audit Committee met six times. The Board of Directors has determined that Mr. Keenan is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

The Audit Committee is also responsible for the pre-approval of all non-audit services provided by the Company’s independent registered public accounting firm. Non-audit services are only provided by the Company’s auditors to the extent permitted by law. Pre-approval is required unless a "de minimis" exception is met. To qualify for the "de minimis" exception: the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for: assisting, advising and making recommendations to the Board of Directors on corporate governance matters, including the identification, selection, and recommendation of qualified individuals to become Board members; selecting and recommending that the Board approve the director nominees for the annual meeting of stockholders; developing and recommending to the Board a set of corporate governance guidelines; developing and recommending a Board committee structure and recommending the membership and chairs of committees; overseeing the evaluations of the Board; and overseeing the succession planning for the Chief Executive Officer. The charter for the Governance and Nominating Committee can be viewed at Howard Bank’s website www.howardbank.com under Investor Relations – Corporate Governance – Governance Documents.

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The Governance and Nominating Committee identifies nominees for the Board of Directors by first evaluating the current Board members willing to continue serving as directors. Current Board members with skills and experience that are relevant to our business and who are willing to continue their service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new skills, backgrounds and perspective, in light of our developing needs. If a vacancy exists, the Committee solicits suggestions for director candidates from a number of sources, which can include other Board members, management, and individuals personally known to members of the Board.

Pursuant to our guidelines for selecting potential new board members, in selecting and evaluating persons to recommend to the Board as nominees for director, the Governance and Nominating Committee strives to select persons who have high integrity and relevant experience and who bring a diverse set of appropriate skills and backgrounds to the Board. In this regard, the Governance and Nominating Committee also gives consideration to matching the geographic base of candidates with the geographic coverage of the Company, and to diversity on the Board that reflects the community that we serve. The Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under NASDAQ’s listing standards. These factors are subject to change from time to time.

The Governance and Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the Governance and Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Company’s Secretary at its executive offices. Submissions must include: (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors, including that information set forth in Article I, Section 1.10 of our Bylaws; (ii) such other information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934; (iii) an indication of whether such individual can read and understand basic financial statements; and (iv) Board committee memberships for the Governance and Nominating Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Governance and Nominating Committee will consider recommendations received by a date not later than 120 days before the anniversary date of the mailing of the Company’s proxy materials in connection with the prior year’s annual meeting of stockholders for nomination at the next annual meeting. The Governance and Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

There is no difference in the manner in which the Governance and Nominating Committee evaluates candidates for membership on the Board based on whether such candidate is recommended by a stockholder, the Governance and Nominating Committee, a director or by any other source. No submission for Board nominees by a stockholder was received by the Company with respect to the Meeting.

The Governance and Nominating Committee is currently comprised of Ms. Staton, the Chair, Ms. Lawson, and Messrs. Latta and Lundeen. Each member of the Committee is independent, as determined under the definition of independence set forth in NASDAQ’s rules and listing standards. During 2014 the Governance and Nominating Committee met seven times.

Compensation Committee

The Compensation Committee assists, advises and makes recommendations to the Board of Directors on executive and director compensation matters, including evaluating and recommending to the Board compensation and benefit plans for executives and directors of the Company, as well as evaluating the performance of the Company’s executives. The Compensation Committee also has been delegated responsibility for making certain compensation decisions relating to the Company’s executives and under the Company’s equity compensation plans. The Compensation Committee solicits the recommendation of our Chairman, President and Chief Executive Officer with respect to compensation determinations concerning the other executive officers of the Company, but does not delegate its authority with respect to compensation matters to any other person.

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The Compensation Committee also may request others, including compensation consultants and legal counsel, to attend meetings or to provide relevant information to assist the committee in its work. In this connection, the Compensation Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the committee in fulfilling its responsibilities. The Compensation Committee retained a compensation consultant during the year ended December 31, 2014.

The Compensation Committee has engaged the ChaseCompGroup as its independent outside consultant. Beginning in the fourth quarter of 2015, the ChaseCompGroup gave input to the Compensation Committee on a number of matters, including review of the overall compensation of our CEO and executive officers in comparison to peer companies, review of the compensation of our directors in relation to peer companies and assistance with respect to the consideration and adoption of a Supplemental Executive Retirement Plan. ChaseCompGroup has no relationship with the Company other than as the Committee’s consultant. The aggregate costs of the services provided by the ChaseCompGroup were less than $120,000.00, and the Committee does not believe that their engagement raises any independence issues.

The charter for the Committee can be viewed at Howard Bank’s website www.howardbank.com under Investor Relations – Corporate Governance – Governance Documents.

The Compensation Committee is currently comprised of Mr. Clark, the Chair, and Messrs. Arnold, Latta, Pettingill and Smith. Each member of the Committee is independent, as determined under the definition of independence set forth NASDAQ’s rules and listing standards. During 2014 the Compensation Committee met nine times.

Director Attendance at Annual Meetings

It is our policy that all members of the Board of Directors are expected to attend the annual meeting of stockholders in the absence of an unavoidable conflict. Fourteen of our 15 directors at the time of our 2014 annual meeting of stockholders were in attendance at such meeting.

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DIRECTOR COMPENSATION

          The following table discloses all fees earned and other payments to each director for the fiscal year ended December 31, 2014.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Richard G. Arnold	$5,500	$10,875	$16,375
Nasser Basir	4,950	9,975	14,925
Andrew E. Clark	17,025	1,625	18,650
Phillip W. Gibbs (2)	500	-	500
Robert J. Hartson	11,850	1,625	13,475
John J. Keenan	-	5,675	5,675
Paul I. Latta, Jr.	23,225	9,443	32,668
Barbara K. Lawson	10,150	1,625	11,775
Kenneth C. Lundeen	16,375	1,625	18,000
Robert N. Meyers (3)	9,850	-	9,850
Richard J. Morgan	-	3,050	3,050
Richard H. Pettingill	9,950	1,625	11,575
Steven W. Sachs (3)	3,150	5,750	8,900
Mary Ann Scully (4)	-	-	-
Robert W. Smith, Jr.	4,600	9,875	14,475
Donna Hill Staton	12,525	1,625	14,150

Total	$129,650	$64,393	$194,545

(1)	As of December 31, 2014, our directors held outstanding options to purchase shares of our common stock as follows: Mr. Arnold – 8,035 shares; Mr. Basir – 304 shares; Mr. Clark – 6,877 shares; Mr. Hartson – 5,026 shares; Mr. Latta – 13,187 shares; Ms. Lawson – 3,454; Mr. Lundeen - 5,939 shares; Mr. Meyers – 7,623 shares; Mr. Pettingill – 5,440 shares; Mr. Sachs – 6,732 shares.

(2)	Mr. Gibbs resigned from the board in July 2014.

(3)	Messrs. Meyers and Sachs’ terms as directors ended at the annual meeting of stockholders held on May 28, 2014.

(4)	Ms. Scully is an executive officer and is not compensated for her services as a director.

Director Fees. For the first three quarters of 2014, directors of the Company were compensated as follows: Each of our non-employee directors was compensated at the rate of $500 for each meeting of our Board of Directors attended. In addition, each non-employee director was compensated for each committee meeting attended. The Chairperson of the committee was compensated at the rate of $350 per meeting attended and committee members were compensated at the rate of $250 per committee meeting attended. Director compensation was generally paid quarterly. Each non-employee director was permitted to make an annual election to have his or her director compensation paid in the form of cash, stock, or a mix of cash and stock. When non-employee directors elected to have their compensation paid in the form of shares of stock, the number of shares of stock awarded was equal to the total compensation earned, divided by the fair market value of our shares of common stock as of the date of award (i.e., the last business day of the calendar quarter for which the compensation was payable). The boards of directors and committees of both the Company and the Bank generally meet concurrently, and compensation was determined on the basis of such concurrent meetings being considered as one board or committee meeting. The Lead Independent Director was also awarded per quarter, as a retainer, an additional 250 shares of our common stock.

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Effective October 1, 2014, non-employee directors of the Company are compensated for their services as directors as follows: Each receives a retainer of $16,500 per year consisting of a cash payment of $10,000 plus shares of Company common stock having a value of $6,500. No fees are paid for attendance at Board meetings. Each non-employee director is also compensated at the rate of $300 for attending each meeting of a Company or a Howard Bank Board committee of which the director is a member. Combined meetings of Company and Bank committees are treated as a single meeting for compensation purposes. Attendance may be in person or by telephone or video conference for compensation purposes. In addition, each non-employee director who holds any of the following Board leadership positions receives a cash retainer in the amount per annum indicated:

•	Lead Independent Director - $12,500
•	Audit Committee Chair - $5,000
•	All Other Committee Chairs - $3,500

Non-employee director compensation is calculated and paid quarterly. Although retainers are stated in amounts per annum, a retainer is payable only for such quarters for which a director holds the position for which the retainer is payable. All director compensation earned during a calendar quarter to be paid in the form of Company common stock is deemed awarded as of the close of business on the last business day of such calendar quarter (the “Award Date”). The stock is awarded under our 2013 Equity Incentive Plan and is fully vested and unrestricted (except for any restriction on transferability required by applicable securities laws and regulations). The number of shares to be awarded to each non-employee director for a calendar quarter is calculated by dividing (i) the total amount of the compensation earned by the director during the calendar quarter and to be paid by the award of stock by (ii) the closing price per share of the Company’s common stock on the Award Date.

In 2014, non-employee directors earned cash payments of $129,650, and awards of 6,024 shares of common stock as compensation for their service as directors, including attending board of director and committee meetings, as disclosed in the above table. The directors receive no other compensation for their services.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Set forth below is certain information regarding persons who are executive officers of the Company and who are not directors of the Company. Except as otherwise indicated, the occupation listed has been such person’s principal occupation for at least the last five years.

Robert A. Altieri

Mr. Altieri, 53, serves as Executive Vice President of the Company, and Executive Vice President, President of the Mortgage Division and Chief Specialty Lending Officer of Howard Bank. He has held these positions since April 2013.

Prior to joining Howard Bank, Mr. Altieri was most recently the Chief Executive Officer and President of Carrollton Bancorp, Carrollton Bank, Carrollton Mortgage Services, Inc. and Carrollton Community Development Corporation where he served in that capacity for nearly 12 years. Prior to that, he served as a Senior Vice President and Chief Lending Officer for Carrollton Bank.

Mr. Altieri is active in the community through various organizations. He currently serves as a Director for the House of Good Sheppard, and past director of Howard Hospital Foundation, Independent College Fund (IFUND), past director and treasurer for the Columbia Youth Hockey Club, Inc. and past president and director of the Glenelg Hockey Club.

Mr. Altieri has over 29 years of experience in the commercial banking industry.

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Paul G. Brown

Mr. Brown, 60, serves as Executive Vice President of the Company, and Executive Vice President, Chief Lending Officer, and Chief Client Services Officer of Howard Bank. He has held these positions since the founding of Howard Bank in 2004 and since December 2005 with respect to the Company. Mr. Brown provides direct leadership for the relationship management activities of the Bank’s commercial relationship management -lending, client service and asset recovery.

Prior to joining the organizing group for Howard Bank, Mr. Brown served from 2001-2003 as the Senior Vice President of Regional Banking for Allfirst Bank (now M&T Bank).  Before joining Allfirst Bank, he served as Regional President for Keystone Bank (now M&T Bank) and Senior Vice President of Retail Banking for SunTrust Bank (1997-2000).  Mr. Brown has also held senior management positions at Citizens Bank of Maryland (now SunTrust Bank) and Maryland National Bank (now Bank of America).

Mr. Brown has over 35 years of experience in the commercial banking industry.

Charles E. Schwabe

Mr. Schwabe, 59, serves as Executive Vice President and Secretary of the Company, and Executive Vice President, Chief Strategic Risk Officer and Secretary of Howard Bank. Mr. Schwabe has served as Executive Vice President and Secretary of the Company since December 2005 and as Executive Vice President and Secretary of Howard Bank since the founding of Howard Bank in 2004 and was appointed Chief Strategic Risk Officer in December 2014. He previously served as Chief Administrative Officer, Chief Information Officer, Information Security Officer, Compliance Officer and Chief Operational Risk Officer of the Bank from the founding of the Bank in 2004 until December 2014. Mr. Schwabe provides leadership for the assessment and management of enterprise risk which encompasses asset quality, compliance and operational risk, cyber and physical security risk. The Chief Credit Officer, Chief Compliance Officer and Chief Security Officer report to Mr. Schwabe.  He also serves as Howard Bank’s Community Reinvestment Act Officer.

Prior to joining the organizing group for Howard Bank, he was employed by Allfirst Bank (now M&T Bank) from 1988 through April 2003.  He served as Senior Vice President and Manager for the Customer Relationship Management Program as well as the Strategy and Planning Director for the Technology, eCommerce and Operations Division.  At Allfirst Bank, he was also Vice President of Strategic Planning for the Mergers and Acquisitions Division and Vice President and Group Marketing Head for small business and retail product development and management.  Prior to working at Allfirst Bank, he was a consultant and senior manager for a marketing firm that specialized in the health care and financial services industries.

Mr. Schwabe has over 23 years of banking management experience and another seven years as a marketing strategy consultant to the banking, retail and business services industries.

George C. Coffman

Mr. Coffman, 51, serves as Treasurer, Executive Vice President and Chief Financial Officer of the Company and Treasurer, Executive Vice President, Chief Financial Officer and Chief Investment Officer of the Bank. He has held these positions since the opening of the Bank in 2004 and since December 2005 with respect to Howard Bancorp. Mr. Coffman also serves as Chief Interest Rate and Liquidity Risk Officer of Howard Bank. Mr. Coffman provides leadership for the financial management and investment operations of Howard Bank. In this role, he directly manages all of the corporate accounting functions, management and regulatory reporting preparation, and compliance with accounting principles and disclosure requirements.  Mr. Coffman also is responsible for the management of interest rate risk, budgeting and financial planning, and tax planning and reporting.  Other duties include directing the investment portfolio, as well as overall funds management, and investor relations. Mr. Coffman is a Certified Public Accountant. He also serves as the Bank’s Chief Investment Officer.

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Prior to joining the organizing group of  Howard Bank, Mr. Coffman held several senior financial management positions at Maryland-based financial institutions, including Mercantile Bank in Baltimore (now PNC Bank), Farmers & Mechanics Bank in Frederick (now PNC Bank), Sequoia Bank in Bethesda (now United Bank), and Citizens Bank of Maryland in Laurel (now SunTrust Bank).

Mr. Coffman has more than 26 years of experience in the operations, accounting, investment and finance areas of commercial banks in the central Maryland area.

Dennis E. Finnegan

Mr. Finnegan, 65, joined the Bank as Executive Vice President and Chief Deposit Officer in December 2014. Mr. Finnegan provides leadership for the Bank’s deposit acquisition efforts through his management of branch administration, deposit operations, facilities, marketing and human resources. Mr. Finnegan is responsible for all branch sales and operations functions as well.

Prior to joining Howard Bank, Mr. Finnegan began his banking career at the Equitable Trust Company (now Bank of America) rising through the ranks from management trainee to Vice President and Corporate Secretary. He worked for First National Bank of Maryland (now M&T Bank) as head of the bank’s Investment Brokerage department and manager of Personal Trust Business Development. He also managed the Baltimore Private Banking office for Crestar Bank (now SunTrust) and managed the new business and sales programs for Thomson Financial Corporation’s wealth identification practice.

He joined Howard after holding a similar position at 1st Mariner Bank for the last 15 years. During his tenure at 1st Mariner, the bank grew to over $1.2 billion in assets, 16 banking offices and the highest brand recognition of any Baltimore-headquartered bank.

Dennis is a member of the Maryland Bar Association. He is a former Board member of Goodwill Industries of the Chesapeake and the Central Maryland YMCA. He currently serves on the Board of the Sports Legends Museum in Baltimore, Maryland.

Mr. Finnegan has more than 40 years of experience managing every aspect of retail banking.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Howard Bank and the Company may engage in transactions in the ordinary course of business with some of its directors, executive officers, holders of five percent or more of any class of our securities and entities and individuals affiliated with those persons. In addition, Howard Bank has had in the past, and may have in the future, banking transactions, including making loans to and loan guarantees on behalf of, with directors, executive officers, holders of five percent or more of any class of our securities and the business and professional organizations in which they are associated in the ordinary course of business. All such transactions will be made on terms that are no less favorable to us than those that could be obtained at the time from unaffiliated third parties and otherwise in accordance with applicable law. Further, any loans, loan commitments and loan guarantees are and will be made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unrelated persons. In addition, a majority of our independent directors must approve all material affiliated transactions and loans that are in excess of $500,000, including any forgiveness of loans, with our directors, executive officers, holders of five percent or more of any class of our securities, and entities and individuals affiliated with such persons.

In the opinion of management, these transactions do not and will not involve more than the normal risk of collectability or present other unfavorable features. Directors or officers with any personal interest in any loan application are excluded from considering any such loan application. The aggregate amount of loans outstanding to Howard Bank’s directors, executive officers and their affiliates at December 31, 2013 was approximately $10.9 million.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require that our directors and executive officers and persons holding more than ten percent of our outstanding shares of common stock report their ownership and changes in such ownership on Forms 3, 4 and 5 to the Securities and Exchange Commission and to us. Securities and Exchange Commission rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or ten percent beneficial owner to file a Form 3, 4 or 5 on a timely basis. Relying on representations of its directors and executive officers subject to Section 16 and copies of reports filed with the SEC, we believe that, except as set forth below, no director or executive officer of the Company failed to timely file such ownership reports during the year ended December 31, 2014. We are not aware of any stockholders that own 10% of our common stock. The following Forms 3, 4 or 5 were filed late during 2014 or with respect to transactions during 2014 (all such forms have since been filed):

•	A Form 5 required to be filed by Nasser Basir in February 2015 to report a transfer of shares of common stock by gift during 2014.
•	A Form 4 required to be filed by each of Mary Ann Scully, Paul G. Brown, Charles E. Schwabe and George C. Coffman to report the forfeiture of restricted stock scheduled to vest on April 4, 2014 based on failure to meet 2013 performance goals.

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ITEM 2. APPROVAL OF THE ISSUANCE OF 2,173,913 SHARES OF THE COMPANY’S COMMON STOCK AT A PRICE OF $11.50 PER SHARE IN ACCORDANCE WITH INVESTMENT AGREEMENTS BETWEEN THE COMPANY AND THE INVESTORS NAMED THEREIN, DATED AS OF MARCH 2, 2015

Terms of the Transaction

On March 2, 2015, the Company entered into Investment Agreements (the “Investment Agreements”) with certain institutional accredited investors (each an “Investor” and collectively the “Investors”) pursuant to which, subject to stockholder approval and other closing conditions as set forth therein, the Company agreed to sell, and the Investors agreed to purchase, an aggregate of 2,173,913 shares of the Company’s common stock (the “Shares”) for a purchase price of $11.50 per share or an aggregate of $24,999,999.50 (the “Private Placement”). Such Shares represent more than 20% of the Company’s issued and outstanding shares of common stock and are to be sold at a price that is less than the greater of book or market value of the common stock.

The $11.50 offering price represents a 16.4% discount to the closing market price of the common stock on the NASDAQ Capital Market on March 2, 2015 and a 9.4% discount to the 20-day rolling average closing price on such date. The common stock was trading at prices ranging from $10.84 to $14.90 during the period that the offering price was being discussed with the Investors (January 20 through February 23, 2015). In determining the offering price in the Private Placement, the Board considered primarily historical and current trading prices for our common stock, our prospects for future earnings, the need to offer the common stock at a price that would be attractive to investors relative to the then current trading and historical trading prices for our common stock, the Board’s belief as to the likely demand for shares of our common stock and the offering price at which the Company could raise the capital it was seeking, our financial performance to date, conditions in the stock market and the financial services industry in general, financial indicators and operating ratios of the Company compared to peer group companies, and other factors they considered appropriate, as well as the advice of the Company’s financial advisor.

Pursuant to the Investment Agreements, the Company agreed to, as promptly as practicable, take all steps necessary to hold a meeting of its stockholders for the purpose of considering the approval of the issuance and sale of the Shares in the Private Placement as required by NASDAQ Listing Rule 5635(d), as discussed below.

On the same date that the Company entered into the Investment Agreements, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Patapsco Bancorp, Inc., a Maryland Corporation and the parent company of The Patapsco Bank, pursuant to which Patapsco Bancorp will merge with and into the Company, with the Company as the surviving entity in the merger (the “Merger”). The Merger Agreement also provides that The Patapsco Bank will merge with and into Howard Bank, with Howard Bank being the surviving bank, pursuant to a separate Agreement and Plan of Merger entered into between the Bank and The Patapsco Bank. In the Merger, the Company will issue to the stockholders of Patapsco Bancorp a mix of cash and common stock with an aggregate value of $10,053,000. For more information about the Merger Agreement and the Merger, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2015.

The Company intends to use the net proceeds of the Private Placement to support the proposed Merger (assuming it is consummated) and for additional working capital, including increasing Howard Bank’s loans and investments, and other general corporate purposes, including other potential acquisitions. The Company will not be using the net proceeds of the Private Placement to finance the Merger, as the Company has adequate funds to consummate the cash portion of the Merger consideration without the proceeds of the Private Placement. Following discussions with its regulators, the Company deemed it prudent that it have at least $10 million of additional capital before consummating the Merger, and the Private Placement will more than satisfy this requirement and also support additional growth of the Company.  The Merger is subject to various closing conditions, including regulatory approvals and approval by Patapsco Bancorp’s stockholders and our stockholders, and there can be no certainty that the Merger will be consummated.  Closing of the Private Placement is not conditioned upon the closing of Merger and, if approved by the Company’s stockholders, we expect the Private Placement to close before the Merger and before it is known whether the closing conditions to the Merger have been fulfilled.

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At a later date the Company will file a registration statement on Form S-4 to register the issuance of the shares of common stock the Company will issue to the stockholders of Patapsco Bancorp in the Merger, and thereafter the Company will hold a special meeting of its stockholders to consider and vote on the issuance of the common stock in the Merger. We will not consummate the merger unless the Company’s stockholders approve the issuance of the common stock in the Merger, and the other conditions to closing are satisfied or, except with respect to stockholder and regulatory approvals, waived. The Company is not soliciting proxies for approval of the issuance of the shares of common stock in the Merger at this time. Please see “Important Information Regarding the Proposed Merger.”

Pursuant to the Investment Agreements, the Company also agreed to file, within 30 days of the closing of the Private Placement, which we expect to take place, if approved by the Company’s stockholders, within a few days of the Meeting, a registration statement with the SEC with respect to resale of the Shares by the Investors and to use all diligent efforts to cause such registration statement to become effective by the earlier of (i) 120 days after the filing of the registration statement and (ii) within five business days after notice from the SEC that such registration statement may be declared effective.

The following table sets forth the name of each Investor and the number of Shares the Company will issue to each Investor at the closing of the Private Placement pursuant to the Investment Agreements assuming the requisite approval by Company stockholders:

Name of Investor	Number of Shares
AllianceBernstein Financial Services Opportunities Master Fund L.P.	217,391
EJF Financial Services Fund, LP	434,782
Endeavour Regional Bank Opportunities Fund II, LP	260,873
JH Regional Bank Fund	130,284
JH Financial Opportunities Fund	104,350
Manulife U.S. Regional Bank Trust	26,235
Siena Capital Partners I, L.P.	127,825
Siena Capital Partners Accredited, LP	2,609
Stieven Financial Investors, L.P. (Delaware Limited Partnership)	320,550
Stieven Financial Offshore Investors, Ltd. (Cayman Islands Corporation)	70,754
T. Rowe Price Small-Cap Value Fund, Inc.	*
T. Rowe Price U.S. Equities Trust	*
T. Rowe Price U.S. Small-Cap Value Equity Trust	*
Total	2,173,913

*The three T. Rowe Price funds will purchase an aggregate of 478,260 Shares but have not determined the allocation of such Shares among the three listed funds.

Important Information Regarding the Proposed Merger

This proxy statement does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in connection with the proposed Merger. In connection with the Merger, the Company will file with the SEC a registration statement on Form S-4 (the “Form S-4”) to register the offer and sale of the shares of common stock to be issued to Patapsco Bancorp’s stockholders. The registration statement will include a proxy statement of Patapsco Bancorp that also will constitute a proxy statement and a prospectus of the Company. A definitive proxy statement and prospectus will be mailed to stockholders of Patapsco Bancorp and the Company seeking their approval of the Merger and the shares of common stock to be issued in the Merger, respectively. The Company and Patapsco Bancorp may also file other relevant documents with SEC regarding the proposed transaction. We urge investors and security holders of the Company to read the proxy statement/prospectus included in the Form S-4 and other documents that may be filed with the SEC when they become available because they will contain important information about the Merger. These documents are not currently available. Investors and security holders will be able to obtain these documents (when available) free of charge at the SEC’s website, www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Howard Bank website www.howardbank.com under the tab “Investor Relations” and then under the heading “SEC Documents” or by contacting George C. Coffman, our Investor Relations Contact. You may also read and copy any reports, statements and other information filed with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington DC. Information about the operation of the SEC Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The information on the Company’s website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into other filings the Company makes with the SEC.

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Why the Company Needs Stockholder Approval of the Private Placement

The Company’s common stock is listed on the NASDAQ Capital Market. NASDAQ Listing Rule 5635 requires stockholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. The number of Shares that will be issued in the Private Placement constitutes more than 20% of the number of shares of our common stock outstanding on the date hereof and will be more than 20% of the number of shares of our common stock outstanding on the date of the closing of the Private Placement. In addition, as discussed above, the $11.50 offering price in the Private Placement is less than the closing price of the common stock on the NASDAQ Capital Market on the date we entered into the Investment Agreements.

Effect of Proposal on Current Stockholders; Pre-emptive Rights

The issuance of the Shares in the Private Placement will result in the Company’s current stockholders possessing a smaller percentage interest in the voting power and liquidation value of the Company. Subsequent to the Private Placement, however, no Investor will own or control more than 9.9% of the outstanding shares of common stock.  The Private Placement will not result in a change in control of the Company.

In general holders of the Company's common stock have no preemptive rights to purchase additional shares of common stock.  Two stockholders who purchased Company common stock in a prior private placement of Company common stock are currently entitled to preemptive rights that allow them to maintain their percentage ownership in any subsequent offerings of common stock or securities convertible into our common stock; such rights expire on July 20, 2015. These stockholders waived their preemption rights with respect to the Private Placement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE AND SALE OF 2,173,913 SHARES OF THE COMPANY’S COMMON STOCK AT A PRICE OF $11.50 PER SHARE IN ACCORDANCE WITH INVESTMENT AGREEMENTS BETWEEN THE COMPANY AND THE INVESTORS NAMED THEREIN, DATED AS OF MARCH 2, 2015.

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ITEM 3. NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Compensation of the executive officers of the Company is determined by the Board of Directors based upon recommendations of and through its Compensation Committee (the “Compensation Committee”). The Compensation Committee is comprised of independent non-employee directors, and its role and composition are further described in this Proxy Statement under Compensation Committee. The Compensation Committee Overview contained in this Proxy Statement describes the Company’s executive compensation philosophy, including core principles and objectives, and how it has been implemented. The compensation paid by the Company to its named executive officers is described in this Proxy Statement under Executive Compensation.

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are providing our stockholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. We first held this vote, which is often referred to as the “say-on-pay” vote, at our annual meeting of stockholders held in 2013. At such meeting, consistent with the Board of Directors’ recommendation, our stockholders voted to hold the say-on-pay vote on an annual basis; therefore our Board of Directors determined that the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, until the next required vote on the frequency of stockholder votes on the compensation of our named executive officers, which will be in 2019. This vote provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers by voting on the following non-binding, advisory resolution:

RESOLVED, that the stockholders of Howard Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2015 annual meeting of stockholders.

Approval of the non-binding, advisory proposal regarding the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast on the matter at the Meeting. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 913,856 shares of our common stock, or approximately 22% of the shares of common stock outstanding on the Record Date, and have indicated their intention to vote “FOR” the approval of the non-binding, advisory proposal to approve the compensation of our named executive officers.

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Board of Directors and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the Company’s executive compensation program is reasonable in comparison both to similar sized companies in the industry and to the Company’s performance, and that it strongly aligns the interests of the Company’s executive officers with the interests of the Company’s stockholders in the creation of long-term value of the Company as well as the components that drive long-term value.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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EXECUTIVE COMPENSATION

Compensation Overview

The Compensation Committee’s responsibilities with regard to compensation are to: develop and implement an annual process for evaluating the performance of the Chief Executive Officer; make recommendations to the Board concerning the compensation of the Chief Executive Officer; in consultation with the Chief Executive Officer, determine the compensation of the other executive officers; make recommendations to the Board concerning compensation to directors; advise the Board and the Chief Executive Officer on other compensation and benefit matters; and administer various Company incentive plans.

The Company’s executive compensation philosophy embraces the following core principles and objectives:

•	Attract and retain top talent who demonstrate success and professional growth and who model the Company’s values of excellence, leadership, discipline, teamwork and community spirit.
•	Reward desired performance and behavior in order to drive and enhance Company performance and achievement of its short-term and long-term goals.
•	Increase commitment through vesting of equity-based compensation awards over time.
•	Maintain compensation competitiveness within the marketplace from which the Company accesses the desired level of talent.
•	Include a strategic emphasis on performance-based compensation, utilizing a mix of short-term and long-term incentive compensation that rewards specific performance, achievements and outcomes and aligns individual rewards with Company performance and enhancement of stockholder value.
•	Structure compensation plans so as not to encourage employees to take unnecessary or excessive risks that threaten the value of the Company and so as not to encourage the manipulation of earnings to enhance the compensation of any employee.

Under the Company’s compensation policies established by the Compensation Committee, changes in base compensation are made, and cash and equity-based incentive compensation is awarded, based both on the individual executive officer’s performance and on the performance of the entire Company. In assessing performance for purposes of compensation decisions, the Compensation Committee considers a number of factors, including achievements against individual and Company goals identified and approved at the beginning of each year. The Company also considers the total compensation and the mix of compensation paid by financial services companies with characteristics similar to those of the Company to officers with comparable responsibilities and experience.

In assessing performance for the purposes of establishing compensation, the Committee does not exclusively rely on a mechanical formula, but instead weighs the performance against goals and other factors described above as considered appropriate in the circumstances.

The key components of our 2014 executive compensation program for all named executive officers consist of a base salary, a performance-based cash incentive plan (the “STI” Short Term Incentive Plan), an equity based compensation plan (the “LTI” Long term incentive/restricted stock award plan), and a nonqualified supplemental executive retirement benefit program for Ms. Scully.

As previously described on the summary of the Compensation Committee on page 15, the Compensation Committee has engaged ChaseCompGroup as its independent outside consultant. ChaseCompGroup gave input to the Compensation Committee on a number of matters, including review of the overall compensation of our CEO and executive officers in comparison to peer companies and assistance with respect to the consideration and adoption of a Supplemental Executive Retirement Plan.

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☐ Base Salary

The Compensation Committee believes that base salaries for the Company’s executive officers should be targeted at market competitive levels using a peer group of banks of similar size. Base salaries are reviewed annually and adjusted to the extent deemed appropriate based on our review of market data and assessment of Company and individual executive performance. In 2014, our named executive officers received no base salary increases over 2013 base salary levels. Base salary increases for 2015 are described in the summary information for each executive’s employment agreement.

☐ Short Term Incentive

The Compensation Committee established an annual cash incentive compensation program for 2014 based upon the achievement of specified Company-wide results as well as individual goals of the named executive officers. Thresholds for annual cash incentives were set at 90%, 100% and 115% of certain financial metrics and individual goals, with our CEO having target cash bonus awards ranging from 18.75% to 62.5% of base salary and the other named executive officers having target awards ranging from 15% to 50% of base salary. While the Company achieved many of its objectives in 2014, certain of the specific Company-wide targets were not met in 2014 if the one-time gains associated with the purchase of certain assets and assumption of certain liabilities from NBRS Financial Bank is disregarded. As a result, the Compensation Committee concluded the named executive officers were not eligible for a formulaic cash bonus under the terms of the STI program. However, the Compensation Committee recommended and the Board approved discretionary bonuses as indicated in the Summary Compensation Table based upon both the organic and the acquired growth in the loan, assets and deposits of the Company, the achievement of significant growth and year-end profitability of the mortgage company, the substantial increase in Company tangible book value, and progress on other strategic initiatives. Each of those discretionary bonuses was below the amount that would have been awarded under the formula at the 100% threshold level.

☐ Long Term Incentive

The Compensation Committee believes stock-based incentive compensation is an important tool to further align the interests of our executive officers with the long-term interests of our stockholders and uses the LTI for that purpose. In April 2013 the Compensation Committee granted restricted stock awards to our executive officers in an aggregate amount of 50,000 shares, half of which were tied to a combination of performance and time vesting over three years and half of which were tied only to three-year time vesting. In 2014 the Committee determined that the first year performance targets were not met with respect to this award and one-third of the performance-related share grants were not issued to the executives. In April 2014 the Committee granted restricted stock awards to our executive officers in the aggregate amount of 42,000 shares, 25,000 of which were tied to a combination of performance and time vesting over a period of three years and 17,000 of which were tied to three-year time vesting. In 2014 the Compensation Committee concluded that the performance targets for the performance awards granted in 2013 and 2014 eligible for vesting in 2015 were achieved and earned by the executives. The Compensation Committee has direct oversight and administrative responsibility for the Company’s equity compensation plans and reports all awards to the Board of Directors.

The foregoing description regarding the cash incentive compensation program and restricted stock awards for 2013 does not apply to Mr. Altieri, who joined the Company in April 2013 and whose base salary, bonus and stock awards for 2013 were determined by the terms of his employment agreement. Mr. Altieri did participate in the restricted stock award program for 2014.

Given the structure of and amounts payable under the above-described plans, the Committee has concluded that these plans do not serve as an inducement for any executive officer or other employee to engage in any inappropriate risk-taking activity that would threaten the value of the Company. Further, the Company believes it has appropriate controls in place to mitigate and reduce the risk of inappropriate risk-taking activity.

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☐ Supplemental Executive Retirement Program

The Committee engaged several external resources with specific expertise to assist in the development of a compensation program enhancement to help us retain the services of our executives who we believe to be instrumental in the success of the Company. These resources included ChaseCompGroup, the Company’s independent compensation consulting firm, and Banc Consulting Partners, an entity that specializes in the design of executive benefit plans, including Supplemental Executive Retirement Programs. Compensation practices and programs at peer banks were reviewed and compared to those of the Bank incorporating the perspectives of these external professionals.

As a result of this review, the Company adopted a Supplemental Executive Retirement Plan (the “SERP” effective December 1, 2104 (the “Effective Date”). Eligibility to participate in the SERP is limited to highly compensated employees as determined by the Board of Directors. As of the Effective Date, eligibility to participate in the SERP has been granted solely to Ms. Scully, our President and Chief Executive Officer. The SERP is unfunded and designed to be a nonqualified deferred compensation retirement plan in compliance with Section 409A of the Internal Revenue Code.

The SERP is a defined benefit style program in which the participant is promised a benefit according to a set formula; such benefit is paid to the participant (or his or her beneficiary) in equal quarterly installments over a period of 15 years following the later of (i) the participant’s severance from employment with the Bank after attainment of the Normal Retirement Age (as defined in the SERP) or (ii) the attainment of Normal Retirement Age if severance has occurred first. Under the SERP, Ms. Scully will receive $100,000 each year for 15 years once she begins to receive her benefit. Given her prior service with the Bank, Ms. Scully is vested at December 31, 2014 in 66.67% of her accrued benefit. Provided she remains an employee of the Bank at the applicable vesting time, Ms. Scully will earn vesting on a graduated schedule in which she will become fully vested on August 25, 2019, which has been established for purposes of the SERP as her retirement date.

To the extent not already fully vested, a participant in the SERP will fully vest in their benefit upon the occurrence of the participant’s death or Disability (as defined in the SERP) or if the Bank terminates the SERP following a Change in Control (as defined in the SERP). Upon a participant’s Termination for Cause (as defined in the SERP), he or she forfeits all benefits under the SERP including any amounts in which he or she has previously vested.

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Summary Compensation Table. The following table sets forth a comprehensive overview of the compensation for Ms. Scully, our Chief Executive Officer and President, and our next two most highest paid executive officers whose total compensation exceeded $100,000 during 2014 (the “named executive officers”) for the years ended December 31, 2014 and 2013.

SUMMARY COMPENSATION TABLE

Name					Stock	All Other
and Principal Position	Year	Salary	Bonus (1)		Awards (2)	Compensation		Total

Mary Ann Scully,	2014	$275,000	$100,000		113,000	$11,738	(3)	$499,738
Chairman, Chief Executive Officer,	2013	$275,000	$35,000		68,500	$18,816		$397,316
and President of the Company and the Bank

Robert A. Altieri,	2014	245,000	124,110	(4)	90,400	15,130	(6)	474,640
Executive Vice President	2013	138,462	100,000	(5)	36,000	8,428		282,890
of the Company and the Bank, Mortgage Division President of the Bank

George C. Coffman,	2014	200,000	75,000		90,400	18,442	(7)	383,842
Executive Vice President and Treasurer	2013	200,000	20,000		68,500	17,695		306,195
and Chief Financial Officer of the Company and the Bank

(1)	Represents amounts paid based upon the executive's performance during the year indicated even if paid in the following year.
(2)

Consists of restricted stock unit awards for 2014 and restricted stock awards in 2013.

Restricted stock units were granted to Ms. Scully and Messrs. Altieri and Coffman in April 2014 and the value is based on the closing share price at the date of grant of $11.30.

In 2013, restricted stock was granted to Ms. Scully and Mr. Coffman in April and the value is based on the closing share price at the date of grant of $6.85. Mr. Altieri was granted restricted stock upon his employment, also in April of 2013, with and the value is based on the closing share price at the date of grant of $7.20.

All shares granted in both 2014 and 2013 are subject to a three year vesting schedule.

(3)	Represents $438 in 401(k) matching contribution, $2,300 in life insurance benefits and a car allowance of $9,000.
(4)	Amount based upon formula defined in Mr. Altieri's employment agreement. One half of bonus is paid in the year following the division's performance, and the remainder is deferred over threee years
(5)	Determined in accordance with his employment agreement, with an initial $50,000 upon joining the Company and an additional $50,000 due after the end of the fiscal year ended 2013.
(6)	Represents $3,960 in 401(k) matching contribution, $2,170 in life insurance benefits and a car allowance of $9,000.
(7)	Represents $8,392 in 401(k) matching contribution, $1,050 in life insurance benefits and a car allowance of $9,000.

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The following table discloses information about unexercised options and unvested stock awards outstanding at December 31, 2014 for each of the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END DECEMBER 31, 2014
OPTION AWARDS					STOCK AWARDS
Number of Securities Underlying Unexercised Options: Exercisable		Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares of Stock that have Not Vested (1)	Market Value of Shares of Stock that have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares that have Not Vested (2)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares that have Not Vested
Mary Ann Scully
6,387			$13.75	2/14/2017	4/5/2013	$3,333	37,996	3,333	$37,996
17,000			$13.99	1/17/2017	4/30/2014	$5,000	57,000	5,000	$57,000
6,000			$11.00	12/14/2015
9,786			$10.50	10/31/2015
39,173		-				$8,333	94,996	8,333	$94,996
Robert A. Altieri
	_	-	-	-	4/30/2013	$3,333	$37,996
					4/30/2014	$3,000	34,200	5,000	$57,000
-		-				$6,333	72,196	5,000	57,000
George C. Coffman
4,562			$13.75	2/14/2017	4/5/2013	$3,333	37,996	3,333	$37,996
14,200			$13.99	1/17/2017	4/30/2014	$3,000	34,200	5,000	$57,000
5,000			$11.00	12/14/2015
6,990			$10.50	10/31/2015
30,752		-				$6,333	72,196	8,333	$94,996

(1)	For each grant on 4/5/2013, 1,667 shares vest on each of 4/5/2014 and 4/5/2015, and 1,666 shares vest on 4/5/2016. For each grant on 4/30/2014, 1,667 shares vest on each of 4/30/2015 and 4/30/2016, and 1,666 shares vest on 4/30/2017.

(2)	For each grant on 4/5/2013, assuming pre-established performance metrics for the prior year are met or the Board of Directors uses its discretionary authority to permit such shares to be earned in the absence of meeting such performance metrics, 1,667 shares vest on each of 4/5/2014 and 4/5/2015, and 1,666 shares vest on 4/5/2016.

(3)	For each grant on 4/30/2014, assuming pre-established performance metrics for the prior year are met or the Board of Directors uses its discretionary authority to permit such shares to be earned in the absence of meeting such performance metrics, 1,667 shares vest on each of 4/30/2015 and 4/30/2016, and 1,666 shares vest on 4/30/2017

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Employment Agreements

The following summarizes the material terms of the employment agreements between the named executive officers and Howard Bank.

Chief Executive Officer - Mary Ann Scully

Howard Bank entered into an amended and restated employment agreement with Mary Ann Scully on December 18, 2008 pursuant to which Ms. Scully serves as President and Chief Executive Officer of Howard Bancorp and Howard Bank.

The amended and restated employment agreement provided for an initial term expiring on March 31, 2011 and, unless written notice that the agreement will not be renewed is provided to Ms. Scully, is renewed for an additional year on each subsequent March 31 (beginning on March 31, 2009), such that the remaining term at each renewal will be three years. Ms. Scully’s term of employment is currently extended through March 31, 2018.

Ms. Scully’s employment agreement provides for an initial annual salary subject to annual increases as may be determined by Howard Bank’s Board of Directors. Ms. Scully’s current annual salary is set at $350,000. Ms. Scully is also entitled to a bonus as determined each year by the Bank’s board of directors and to participate in any other bonus, incentive and other executive compensation programs as are made available to the Bank’s executive management. The agreement also provides that Ms. Scully is not compensated for her services as a director.

Howard Bank may terminate Ms. Scully’s employment under the agreement for certain events constituting Cause as defined in the agreement. In addition, Howard Bank may terminate the agreement without Cause or upon Ms. Scully’s Permanent Disability as defined in the agreement, in each case upon written notice to Ms. Scully. Ms. Scully may terminate her employment at any time under the agreement.

If Howard Bank terminates Ms. Scully’s employment without Cause or upon Ms. Scully’s Permanent Disability, or Ms. Scully terminates her employment for Good Reason or upon her Permanent Disability, and a Change in Control, as defined in the agreement, has not occurred, then Ms. Scully will be entitled to receive an amount equal to her current base salary plus all benefits she is then receiving for a period equal to the remaining term of the agreement plus any incentive compensation already accrued for that year. In addition, all of her stock awards and stock options shall immediately vest upon the effective date of such termination. If the termination is due to Permanent Disability, then such amount payable will be reduced if and to the extent that Ms. Scully receives payments under any disability insurance or other program maintained by Howard Bank.

If, within 12 months following a Change in Control, Ms. Scully’s employment is terminated under the agreement by Ms. Scully for any reason or by Howard Bank without Cause, then, instead of the payments provided for above, Ms. Scully will be entitled to: (i) a lump sum payment equal to the sum of (a) 2.99 times her average annual compensation (consisting of base pay and bonus) during the most recent three years minus the aggregate present value of any other payments she receives that are treated as contingent upon the Change in Control (not including (ii), (iii) and (iv) of this sentence, and (b) a pro-rated bonus; (ii) immediate vesting of all stock awards; (iii) immediate exercisability of any unexercised stock options; and (iv) continued medical coverage for the remaining term of the agreement as available to the Bank’s other employees.

If any severance payment or distribution made to Ms. Scully is determined to be subject to the limitations of Section 280G of the Internal Revenue Code of 1986, as amended (a “Parachute Payment”), Ms. Scully will be entitled to a full tax “gross-up” to cover any excise taxes on such amount, unless the total value of all such payments and benefits (as measured for purposes of Section 280G) exceeds the taxable threshold by 10% or less, in which event the payments and benefits will instead be reduced so as to fall below the taxable threshold.

Ms. Scully’s employment also terminates upon mutual agreement of the parties or immediately upon her death. If her employment is terminated upon death, all of Ms. Scully’s stock awards and stock options shall immediately vest.

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The agreement also contains confidentiality, non-compete and non-solicitation provisions.

Executive Vice President and Treasurer – George C. Coffman

On December 18, 2008, Howard Bank entered into amended and restated employment agreement with Mr. Coffman pursuant to which he serves as an Executive Vice President of Howard Bank.

The amended and restated employment agreement provides for an initial term expiring on March 31, 2011 and, unless written notice that the agreement will not be renewed is provided to the executive, is renewed for an additional year on each subsequent March 31 (beginning on March 31, 2009), such that the remaining term at each renewal will be three years. The term of Mr. Coffman’s employment is currently extended through March 31, 2018.

Mr. Coffman’s employment agreement provides for an initial annual salary, subject to annual increases as may be determined by the Bank’s board of directors. He also may receive an annual bonus to be determined by the Bank’s board of directors. Mr. Coffman’s current annual salary is set at $275,000. Mr. Coffman is also entitled to a bonus as determined each year by the board of directors and to participate in any other bonus, incentive and other executive compensation programs as are made available to the Bank’s executive management.

The other substantive provisions of Mr. Coffman’s employment agreement are identical to those of Ms. Scully’s employment agreement as described above.

Executive Officer – Mr. Altieri

On April 30, 2013, Howard Bank entered into an employment agreement with Mr. Altieri pursuant to which he serves as an Executive Vice President and President of the Mortgage Division of Howard Bank.

The employment agreement provides for an initial term expiring on April 30, 2015, which has been extended until April 30, 2016. The agreement may be renewed upon notice provided by the Bank’s Chief Executive Officer on or before 90 days before the applicable termination date.

Mr. Altieri’s employment agreement provides for an initial annual salary, subject to annual increases as may be determined by the Bank’s board of directors. Mr. Altieri’s annual salary is currently set at $245,000. Mr. Altieri also will receive an annual incentive based upon the pretax revenues of the Mortgage Division, provided, however, that the agreement included a bonus of at least $50,000 for 2013. Mr. Altieri’s employment agreement also provided for, as of the April 30, 2013 effective date, an initial bonus of $50,000 and a grant of 5,000 shares of restricted stock vesting over a three-year period. He is also entitled to a $750 a month car allowance and to participate in any other bonus, incentive and other executive compensation programs as are made available to the Bank’s executive management.

Howard Bank may terminate Mr. Altieri’s employment under the agreement for certain events constituting Cause as defined in the agreement. In addition, Howard Bank may terminate the agreement without Cause or upon Mr. Altieri’s Permanent Disability as defined in the agreement, in each case upon written notice to Mr. Altieri. Mr. Altieri may terminate his employment at any time under the agreement.

If Howard Bank terminates Mr. Altieri’s employment without Cause or upon Mr. Altieri’s Permanent Disability, or Mr. Altieri terminates his employment for Good Reason or upon his Permanent Disability, and a Change in Control, as defined in the agreement, has not occurred, then Mr. Altieri will be entitled to receive an amount equal to his current base salary plus all benefits he is then receiving for a period equal to the remaining term of the agreement plus any incentive compensation already accrued for that year. In addition, all of his stock awards and stock options shall immediately vest upon the effective date of such termination. If the termination is due to Permanent Disability, then such amount payable will be reduced if and to the extent that Mr. Altieri receives payments under any disability insurance or other program maintained by Howard Bank.

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If, within 12 months following a Change in Control, Mr. Altieri’s employment is terminated under the agreement by Howard Bank without Cause, then, instead of the payments provided for above, Mr. Altieri will be entitled to: (i) a lump sum payment equal to the sum of (a) two times his average annual compensation (consisting of base pay and bonus) during the most recent three years minus the aggregate present value of any other payments he receives that are treated as contingent upon the Change in Control (not including (ii), (iii) and (iv) of this sentence, and (b) a pro-rated bonus; (ii) immediate vesting of all stock awards; (iii) immediate exercisability of any unexercised stock options; and (iv) continued medical coverage for the remaining term of the agreement as available to the Bank’s other employees.

Mr. Altieri’s employment also terminates upon mutual agreement of the parties or immediately upon his death. If his employment is terminated upon death, all of Mr. Altieri’s stock awards and stock options shall immediately vest.

The agreement also contains confidentiality, non-compete and non-solicitation provisions.

Supplemental Executive Retirement Plan

The Bank maintains a supplemental executive retirement plan (“SERP”) that provides Ms. Scully (or her designated beneficiary) with additional compensation upon her reaching age 68. Upon attainment of age 68, Ms. Scully is entitled to total annual benefit of $100,000 for a period of 15 years. A reduced benefit is payable if prior to her attaining age 68 Ms. Scully’s employment is terminated due to her death or disability, by the Bank without cause or by Ms. Scully for any reason, or if the Bank terminates the Plan within 30 days before or 12 months following a change in control.

The board of directors of the Bank may designate additional Bank personnel to participate in the SERP, however, participation is limited to a select group of management or highly compensated employees.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2014, with respect to compensation plans under which equity securities of Howard Bancorp are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights	Weighted average exercise price of outstanding options, and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (1)	146,250	$12.36	647,357
Equity compensation plans not approved by security holders (2)	118,402	$11.01	0
Total	264,652	$11.75	647,357

(1) Includes our 2013 Equity Incentive Plan, which was approved by our stockholders on May 29, 2013, and our 2004 Incentive Stock Option Plan, which was approved by security holders of Howard Bank. Effective December 15, 2005, all of the then stockholders of Howard Bank became stockholders of Howard Bancorp.

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(2) Includes our 2004 Stock Incentive Plan. The 2004 Stock Incentive Plan permits the granting of nonstatutory stock options (but not incentive stock options within the meaning of Code section 422), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing. Participation in the 2004 Stock Incentive Plan is open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any affiliate of the Company, as may be selected by the plan Administrator from time to time. The Administrator may also grant awards pursuant to the plan to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services. 200,000 shares of our common stock are reserved for issuance under the 2004 Stock Incentive Plan, subject to adjustment. Also includes options granted under employment agreements between Howard Bank and each executive officer dated as of August 9, 2004. Under the terms of each employment agreement, each executive officer was granted options upon the effective dates of the agreements and upon issuances of additional shares of common stock for the primary purpose of increasing equity capital

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ITEM 4. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Stegman & Company, independent registered public accounting firm, to audit the Company’s financial statements for the fiscal year ending December 31, 2015. Stegman & Company has audited the financial statements of the Company and Howard Bank since their organization. Representatives of Stegman & Company are expected to be present at the Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

If the stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain Stegman & Company and may retain that firm or another firm without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Ratification of Stegman & Company requires the affirmative vote of a majority of the votes cast on the matter at the Meeting. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 913,856 shares of our common stock, or approximately 22%of the shares of common stock outstanding on the Record Date, and have indicated their intention to vote “FOR” the ratification of Stegman & Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE COMPANY’S 2015 FINANCIAL STATEMENTS.

Audit Committee Report

The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board’s oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the systems of internal controls established by management and the Board, and the independence and performance of the Company’s audit process.

The Audit Committee has:

(1)  reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K;

(2)  discussed with Stegman & Company, the Company’s independent registered public accounting firm, the matters required to be discussed by statement of Auditing Standards No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, and has received the written disclosures and the letter from Stegman & Company, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence; and

(3)  discussed with Stegman & Company its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman & Company is compatible with the auditor’s independence.

Submitted by the Audit Committee:

Nasser Basir, Chairman

Andrew E. Clark

Robert J. Hartson

John J. Keenan

Paul I. Latta, Jr.

Richard J. Morgan

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Fees to independent registered public accounting firm

The following is a summary of the fees billed to the Company by Stegman & Company for professional services rendered for the years ended December 31, 2014 and 2013.

Audit fees. The aggregate amount of fees billed by Stegman & Company for services provided in connection with the audit of the Company’s financial statements for the years ended December 31, 2014 and 2013, were $84,900 and $81,339, respectively.

Tax fees. The aggregate amount of fees billed by Stegman & Company for services provided in connection with tax preparation, tax compliance, tax planning and tax advice for the years ended December 31, 2014 and 2013, were $7,800 and $6,500, respectively.

All Other Fees. There were no other professional services provided by Stegman & Company during the years ended December 31, 2014 and 2013.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee approves the engagement before the Company or Howard Bank engages the independent registered public accounting firm to render any audit or non-audit services, except under the de-minimis exception as detailed under the Audit Committee description above.

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OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters to be presented for action by stockholders at the Meeting. If, however, any other matters not now known are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established procedures for stockholder communications with the Board of Directors. Stockholders may communicate with the Board by writing to the following:

Lead Independent Director

Howard Bancorp, Inc.

6011 University Boulevard

Suite 370

Ellicott City, MD 21043

All communications that relate to matters that are within the scope of responsibilities of the Board will be forwarded to the non-employee directors. Communications relating to matters within the responsibility of one of the committees of the Board will be forwarded to the Chair of the appropriate committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibilities and will be forwarded to the appropriate Company officer. Solicitations, advertising materials and frivolous or inappropriate communications will not be forwarded.

STOCKHOLDER PROPOSALS FOR THE HOWARD BANCORP, INC. 2016 ANNUAL MEETING OF STOCKHOLDERS

In order to be included in the proxy materials for the Company’s 2016 annual meeting of stockholders, stockholder proposals submitted to the Company in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at our executive offices on or before December 16, 2015. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of the Company by Certified Mail—Return Receipt Requested.

Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, we hereby notify our stockholders that the notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2016 annual meeting of stockholders must be received by our Secretary between December 16, 2015 and January 15, 2016; provided, however, that if less than 100 days’ prior public disclosure of the date of the meeting is made by the Company, any such notice by a stockholder must be so received not later than the 10th day following the day on which such prior public disclosure of the date of the meeting is first made by the Company. As to all such matters which we do not have notice on or prior to that date, discretionary authority to vote on such proposal will be granted to the persons designated in the Company’s proxy related to the 2016 annual meeting of stockholders.

Incorporation of Information by Reference

The following information relevant to Item 2 is incorporated herein by reference from our Annual Report on Form 10-K for the year ended December 31, 2014:

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•	Item 8. Financial Statements and Supplementary Data; and
•	Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

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REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby makes, constitutes and appoints Nasser Basir, Paul I. Latta, Jr., and Donna Hill Staton, or any of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Howard Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held on May 27, 2015 and at any adjournment or postponement thereof.

Item 1. Election of Directors

☐	FOR all nominees listed below
☐	WITHHOLD AUTHORITY to vote for all nominees
☐	WITHHOLD AUTHORITY to vote for any individual nominee(s). Write Name(s) of withheld nominee(s)

Class I – terms expiring in 2018	Nominees:	Andrew E. Clark	Kenneth C. Lundeen
		John J. Keenan	Richard J. Morgan

Class III – term expiring in 2017	Nominee:	Karen D. McGraw

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.

Item 2. To approve the issuance and sale of 2,173,913 shares of the Company’s common stock at a price of $11.50 per share in accordance with investment agreements between the Company and the investors named therein, dated as of March 2, 2015

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE AND SALE OF 2,173,913 SHARES OF THE COMPANY’S COMMON STOCK AT A PRICE OF $11.50 PER SHARE IN ACCORDANCE WITH INVESTMENT AGREEMENTS BETWEEN THE COMPANY AND THE INVESTORS NAMED THEREIN, DATED AS OF MARCH 2, 2015.

Item 3. To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Item 4. To ratify the appointment of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2015

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE COMPANY’S 2015 FINANCIAL STATEMENTS.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees for Director set forth above, FOR approval of the issuance and sale of shares of the Company’s common stock pursuant to the investment agreements, FOR approval of the non-binding advisory proposal to approve the compensation of the Company’s named executive officers, and FOR ratification of the appointment of Stegman & Company. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Meeting or any adjournment or postponement of the Meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

Signature of Shareholder	Date	Signature of Shareholder	Date